UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 12, 2022

TARGET HOSPITALITY CORP.
(Exact Name of Registrant as Specified in Its Charter)

001-38343
(Commission File Number)

Delaware	98-1378631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

9320 Lakeside Blvd., Suite 300
The Woodlands, Texas 77381
(Address of principal executive offices, including zip code)

(800) 832-4242
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	Nasdaq Capital Market
Warrants to purchase common stock	THWWW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2022 (the “Grant Date”), the compensation committee of the Board of Directors of Target Hospitality Corp. (the “Company”) granted long-term performance-based restricted stock unit (“PSUs”) awards aimed at retaining, motivating and incentivizing certain of the Company’s executive officers, including its named executive officers (“NEOs”), under and pursuant to the Target Hospitality Corp. 2019 Incentive Award Plan, as amended (the “Plan”). These awards include:

Name	Title	PSUs
Eric T. Kalamaras	EVP & Chief Financial Officer (NEO)	200,000
Troy C. Schrenk	Chief Commercial Officer (NEO)	200,000
Travis Kelley	EVP, Operations	200,000
Heidi Lewis	EVP, General Counsel & Secretary	75,000
Jason Vlacich	Chief Accounting Officer	75,000

The form of agreement with respect to the granting of the PSUs has material terms that are substantially similar to those in the Executive Performance Stock Unit Agreement entered into with the Company’s President and Chief Executive Officer, James B. Archer, previously disclosed by the Company and filed as Exhibit 10.1 to its Current Report on Form 8-K filed on May 25, 2022. Each PSU represents the right to receive one share of the Company’s common stock, par value $0.0001 per share. PSUs vest and become unrestricted on June 30, 2025. The number of PSUs that vest is determined based upon the achievement of specified share prices over the period between the Grant Date and June 30, 2025 (the “Performance Period”). The executives will each earn a corresponding number of PSUs upon the achievement of specified share price thresholds, the first of which is $12.50 per share. If all Performance Goals (as defined in the applicable award agreement) are met during the Performance Period, Messrs. Kalamaras, Schrenk and Kelley will each be entitled to receive a maximum of 200,000 PSUs and Ms. Lewis and Mr. Vlacich will each be entitled to receive a maximum of 75,000 PSUs. Vesting is contingent upon the applicable executive’s continued employment through the vesting date, unless the applicable executive’s employment is terminated by reason of death or Disability, without Cause, for Good Reason, or in the event of a Qualifying Termination in connection with a Change in Control (each term as defined in the Plan, or each executive’s employment agreement, as amended, with the Company).

A copy of the form of agreement for the PSU awards granted to the executives is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description

10.1 Form of Performance Stock Unit Agreement (Executives)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: July 12, 2022		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary

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